UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 476-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 28, 2011, Impax Laboratories, Inc. (the “Company”) filed a current report on Form 8-K (the “Form 8-K”) to report, among other matters, the dismissal of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm, effective as of February 28, 2011.

The Company provided GT with a copy of the Form 8-K and requested GT to provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made therein. The Company is filing this current report on Form 8-K/A to file a copy of the letter provided by GT dated March 1, 2011, which is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2011

IMPAX LABORATORIES, INC.

By: /s/ Arthur A. Koch, Jr.
Name: Arthur A. Koch, Jr.
Title: Senior Vice President, Finance, and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 1, 2011.